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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 14, 1999
                         ------------------------------
                                 Date of Report
                             (Date of earliest event
                                    reported)



                                AMAZON.COM, INC.
    ------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                  000-22513                91-1646860
  ------------------         --------------------      -------------------
    (State or Other          (Commission File No.)        (IRS Employer
      Jurisdiction                                      Identification No.)
   of Incorporation)

          1200 - 12th AVENUE S., SUITE 1200, SEATTLE, WASHINGTON 98144
  ----------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

                                 (206) 266-1000
  ----------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

      On May 14, 1999, pursuant to an Agreement and Plan of Merger dated as of April 24, 1999 (as amended, the "Merger Agreement"), by and among Amazon.com, Inc., a Delaware corporation ("Amazon.com"), Amazon.com Auctions, Inc., a Delaware corporation and wholly owned subsidiary of Amazon.com ("Amazon.com Auctions"), e-Niche Incorporated, a Delaware corporation ("Exchange.com"), and the stockholders of Exchange.com, Exchange.com was merged with and into Amazon.com Auctions, with Amazon.com Auctions being the surviving corporation (the "Merger").

      Exchange.com, founded in July, 1997 and based in Cambridge, Massachusetts, has developed Internet marketplaces and related communities that bring together buyers and sellers of rare and hard-to-find items.

      Amazon.com issued 946,972 shares of Amazon.com common stock, par value $.01 per share ("Amazon.com Common Stock"), and assumed all outstanding Exchange.com options at the closing of the Merger pursuant to the formula set forth below. On or after the first anniversary of the Merger, Amazon.com may be required to issue additional shares of Amazon.com Common Stock and make certain cash payments also as described below.

      Pursuant to the terms of the Merger Agreement, at the effective time of the Merger each outstanding share of Exchange.com common stock, par value $.01 per share ("Exchange.com Common Stock"), including shares of Exchange.com Common Stock issued upon conversion of outstanding shares of Exchange.com Series A Preferred Stock and Series C Preferred Stock (together with the Exchange.com Common Stock, the "Exchange.com Capital Stock"), was converted into the right to receive that number of shares of Amazon.com Common Stock determined by dividing
(a) 1,041,637 by (b) the total number of shares of Exchange.com Capital Stock outstanding immediately prior to the effective time on a fully diluted basis, assuming the exercise of all outstanding options to purchase shares of Exchange.com Common Stock (the "Exchange Ratio").

      In addition, each option to purchase shares of Exchange.com Common Stock outstanding at the effective time of the Merger was assumed by Amazon.com and will be treated as an option to purchase that number of shares of Amazon.com Common Stock equal to the product of the Exchange Ratio and the number of shares of Exchange.com Common Stock subject to such option.

      On or after the first anniversary of the Merger, Amazon.com may be required to issue additional shares of Amazon.com Common Stock to the individuals and entities that were stockholders of Exchange.com immediately prior to the Merger and may also be required to make cash payments to the holders of Exchange.com stock options


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immediately prior to the Merger who continue to be employed by Amazon.com or a wholly owned subsidiary thereof (an "Amazon.com Company") on such anniversary date ("Qualifying Optionholders"). An aggregate of $50 million of Amazon.com Common Stock and cash may be payable. The number of any shares issued and any payments made will depend upon the number of employees of Exchange.com who have accepted employment with an Amazon.com Company and continue to be employed on the first anniversary date of the Merger. Amazon.com anticipates that any cash payments to Qualifying Optionholders will be funded from working capital.

      All shares of Amazon.com Common Stock issued at the closing of the Merger have been, and any additional shares to be issued after the first anniversary of the Merger will be, registered under the Securities Act of 1933, as amended.

      The Merger will be accounted for under the purchase method of accounting.

      Pursuant to the Merger Agreement, the stockholders of Exchange.com have agreed to indemnify and hold Amazon.com and its affiliates harmless from losses that Amazon.com or its affiliates may suffer as a result of (1) any inaccuracy in, or breach of, any representation or warranty made by Exchange.com or the stockholders in the Merger Agreement or related agreements, (2) any failure by Exchange.com or the stockholders to perform their obligations under the Merger Agreement and related agreements or (3) withholding tax obligations imposed with respect to merger consideration paid to the stockholders. A total of 104,951 shares of Amazon.com Common Stock issued in connection with the Merger have been deposited with an escrow agent to secure these indemnification obligations.

      The description of the Merger Agreement herein, which is filed as an exhibit to this Form 8-K, does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) Financial Statements of Business Acquired

      The required financial statements with respect to the Merger listed below are incorporated herein by reference to Amazon.com's Current Report on Form 8-K filed May 12, 1999:

      e-Niche Incorporated Audited Financial Statements:

            (i)   Report of PricewaterhouseCoopers LLP, dated May 3, 1999;

            (ii) e-Niche Incorporated (a development stage enterprise) Balance Sheet as of December 31, 1998 and 1997;

            (iii) e-Niche Incorporated (a development stage enterprise)
                  Statement of Operations for the year ended December 31, 1998, for the period from inception (July 29, 1997) through December 31, 1997 and for the period from inception (July 29, 1997) through December 31, 1998;



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            (iv)  e-Niche Incorporated (a development stage enterprise)
                  Statement of Changes in Stockholders' Equity (Deficit) for the period from inception (July 29, 1997) through December 31, 1998;

            (v) e-Niche Incorporated (a development stage enterprise) Statement of Cash Flows for the year ended December 31, 1998, for the period from inception (July 29, 1997) through December 31, 1997 and for the period from inception (July 29, 1997) through December 31, 1998; and

            (vi) e-Niche Incorporated (a development stage enterprise) Notes to Financial Statements.

      e-Niche Incorporated Condensed Consolidated Financial Statements (unaudited):

            (i) e-Niche Incorporated (a development stage enterprise) Condensed Consolidated Balance Sheet as of March 31, 1999 (unaudited) and December 31, 1998;

            (ii) e-Niche Incorporated (a development stage enterprise) Condensed Consolidated Statement of Operations for the three-month periods ended March 31, 1999 and 1998 (unaudited) and for the period from inception (July 29, 1997) through March 31, 1999 (unaudited);

            (iii) e-Niche Incorporated (a development stage enterprise)
                  Condensed Consolidated Statement of Cash Flows for the three-month periods ended March 31, 1999 and 1998 (unaudited) and for the period from inception (July 29, 1997) through March 31, 1999 (unaudited); and

            (iv) e-Niche Incorporated (a development stage enterprise) Notes to Condensed Consolidated Financial Statement (unaudited).

      (b) Pro Forma Financial Information

      Pro forma financial information with respect to the Merger listed below is incorporated herein by reference to Amazon.com's Current Report on Form 8-K filed May 12, 1999.

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      Pro Forma Combined Condensed Consolidated Financial Statements
      (unaudited):

            (i) Pro Forma Combined Condensed Consolidated Balance Sheet as of March 31, 1999 (unaudited);

            (ii) Pro Forma Combined Condensed Consolidated Statement of Operations for the three-month period ended March 31, 1999 (unaudited);

            (iii) Pro Forma Combined Condensed Consolidated Statement of
                  Operations for the year ended December 31, 1998 (unaudited);
                  and

            (iv) Notes to Pro Forma Combined Condensed Consolidated Financial Statements (unaudited).

      (c)   Exhibits

            2.1 Agreement and Plan of Merger, dated as of April 24, 1999, by and among Amazon.com, Inc., Amazon.com Auctions, Inc., e-Niche Incorporated and the stockholders of e-Niche Incorporated (including the first and second amendments thereto).

            23.1    Consent of PricewaterhouseCoopers LLP, Independent
                    Accountants

            23.2    Consent of PricewaterhouseCoopers LLP, Independent
                    Accountants

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMAZON.COM, INC.

Dated:  May 19, 1999                   By /s/ Joy D. Covey
                                          --------------------------------------
                                          Joy D. Covey
                                          Chief Financial Officer and Vice
                                          President of Finance and
                                          Administration


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                                  EXHIBIT INDEX

 Exhibit Number                            Description
 --------------                            -----------
       2.1        Agreement and Plan of Merger, dated as of April 24, 1999, by and among Amazon.com, Inc., Amazon.com Auctions, Inc., e-Niche
                  Incorporated and the stockholders of e-Niche Incorporated
                  (including the first and second amendments thereto).

      23.1        Consent of PricewaterhouseCoopers LLP, Independent Accountants

      23.2        Consent of PricewaterhouseCoopers LLP, Independent Accountants


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